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Exhibit T3E.3

Form of Ballots

No person has been authorized to give any information or advice, or to make any representation, other than what is contained in the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement.

BENEFICIAL BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED PLAN OF REORGANIZATION OF COLT DEFENSE LLC, ET AL.

THIS BALLOT IS EXCLUSIVELY FOR USE BY HOLDERS IN CLASS 5—SENIOR NOTES CLAIMS

        On April 14, 2015, Colt Defense LLC ("Colt Defense") and Colt Finance Corp., Colt Defense's wholly owned subsidiary ("Colt Finance" and, together with Colt Defense "Colt") commenced a solicitation whereby Colt Defense and Colt Finance are offering to exchange (the "Exchange Offer") Colt's 10.0% Junior Priority Senior Secured Notes due 2023 (the "New Notes") and the related subsidiary guarantees for any and all of Colt's validly tendered (and not validly withdrawn) and accepted outstanding 8.75% Senior Notes due 2017 (the "Senior Notes"). Colt Defense and certain of its subsidiaries (collectively, "Colt") are concurrently soliciting acceptances from holders of Senior Notes of the prepackaged Chapter 11 plan of reorganization (the "Prepackaged Plan") attached as Appendix A to the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan (the "Offer to Exchange and Disclosure Statement"). In conjunction with the Exchange Offer, and on the terms and subject to the conditions set forth in the Offer to Exchange and Disclosure Statement, on April 14, 2015, Colt also commenced a solicitation of (the "Consent Solicitation") consents (the "Consents") from holders of Senior Notes to certain proposed amendments (the "Proposed Amendments") to the indenture governing the Senior Notes. The Exchange Offer, the Consent Solicitation and the Prepackaged Plan are explained in greater detail in the Offer to Exchange and Disclosure Statement.

        As discussed in the Offer to Exchange and Disclosure Statement, Colt may commence chapter 11 cases under title 11 of the United States Code (the "Bankruptcy Code") to effectuate confirmation and consummation of the Prepackaged Plan of Reorganization if: (a) the conditions to the Exchange Offers, including the Minimum Reorganization Condition (as defined in the Offer to Exchange and Disclosure Statement), are not satisfied or waived by Colt in its sole discretion, and/or (b) Colt for any reason determines that commencement of such chapter 11 prepackaged cases would be more advantageous or expeditious.

        This beneficial ballot (the "Ballot") is being sent to all holders of Senior Notes for their use in voting to accept or reject the Prepackaged Plan. Holders who hold their Senior Notes in book-entry form must provide the appropriate instruction to their broker, dealer, commercial bank, trust company or other nominee (each, a "Nominee"). Holders who hold their Senior Notes in physical form must submit the Ballot to the Voting Agent. A separate consent and letter of transmittal (the "Letter of Transmittal") is being sent to holders of Senior Notes for their use in participating in the Exchange Offer.

        The Exchange Offer and the Prepackaged Plan are explained in greater detail in the Offer to Exchange and Disclosure Statement to which this Ballot is annexed. A holder of Senior Notes who wishes to tender into the Exchange Offer should refer to the Letter of Transmittal and the Offer to Exchange and Disclosure Statement for instructions on how to participate in the tender. A holder of Senior Notes who wishes to vote on the Prepackaged Plan should follow the instructions contained herein.

        Your options with respect to the voting to accept or reject the Prepackaged Plan are as follows:

        OPTION 1.    elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        OPTION 2.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        OPTION 3.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to REJECT the Prepackaged Plan.

        OPTION 4.    elect to TAKE NO ACTION; elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; NOT VOTE on the Prepackaged Plan.

        In order for a holder's vote for Option 1 to be valid, the holder must separately also validly tender and not validly withdraw its Senior Notes in the Exchange Offer and validly deliver and not validly revoke its Consent in the Solicitation of Consents pursuant to the terms and conditions described in the Offer to Exchange and Disclosure Statement and the Letter of Transmittal. A holder completing and delivering this Ballot and voting for Option 1 is deemed to acknowledge that by completing and delivering this Ballot and voting for Option 1, it understands that it must also validly tender and not validly withdraw its Senior Notes in the Exchange Offer and validly deliver and not validly revoke its Consent in the Solicitation of Consents pursuant to the terms and conditions described in the Offer to Exchange and Disclosure Statement and the Letter of Transmittal. A holder of Senior Notes may not vote for Option 1 without also validly tendering and not validly withdrawing its Senior Notes in the Exchange Offer and validly delivering and not validly revoking its Consent in the Solicitation of Consents.

        Holders of Senior Notes that take no action, or fail to provide timely instructions, may nevertheless be bound by the terms of the Prepackaged Plan and have the relevant treatment applied to their Senior Notes if the Prepackaged Plan is confirmed and consummated by the Bankruptcy Court.

        If you have any questions regarding the voting and exchange process, you should contact KCC (the "Voting Agent") at (888) 251-3076 (toll-free) or (917) 281-4800 (banks and brokers).

        Please note that the Prepackaged Plan contemplates separate classes of creditors for voting and distribution purposes. Depending on the nature of the debt you hold against Colt you may hold claims in multiple classes.

        Please note that if you tender into the Exchange Offer you are also required to vote to accept the Prepackaged Plan. If a holder does not vote to accept the Prepackaged Plan by following the procedures detailed herein, including the delivery of a Ballot to the Voting Agent or directing the holder's nominee to deliver a Master Ballot to the Voting Agent, the tender of such Senior Notes for the Exchange Offer will be deemed not valid. Therefore, if you intend to tender into the Exchange Offer you should carefully review the terms of the Prepackaged Plan and the instructions in this Ballot and the Master Ballot, if applicable.

        A vote to accept the Prepackaged Plan constitutes your consent to the releases, injunctions, and exculpation provisions specified in Sections 10.4 and 10.5 of the Prepackaged Plan. You will also be deemed to accept the releases, injunctions, and exculpation provisions specified in Section 10.4 and 10.5 of the Prepackaged Plan if you vote to reject the Prepackaged Plan or abstain from voting on the Prepackaged Plan and do not opt out of the releases, injunctions and exculpations by checking the box in Item 3 below.

        Please read and follow these instructions carefully. THE EXCHANGE OFFER AND THE SOLICITATION OF CONSENTS (AS DEFINED IN THE OFFER TO EXCHANGE DISCLOSURE STATEMENT) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015 UNLESS THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS ARE EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). VOTES TO ACCEPT OR REJECT THE PREPACKAGED PLAN MUST BE RECEIVED ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015 UNLESS THE SOLICITATION OF ACCEPTANCES OF THE PREPACKAGED PLAN IS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "VOTING DEADLINE"). HOLDERS WHO

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DESIRE TO RECEIVE THE TOTAL CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), WHICH CONSISTS OF THE EXCHANGE CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) AND THE CONSENT PAYMENT (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), IN THE EXCHANGE OFFER MUST TENDER THEIR SENIOR NOTES, DELIVER THEIR CONSENTS AND VOTE TO ACCEPT THE PREPACKAGED PLAN ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015, UNLESS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT EXPIRATION TIME"). HOLDERS WHO TENDER THEIR SENIOR NOTES, DELIVER THEIR CONSENTS AND VOTE TO ACCEPT THE PREPACKAGED PLAN AFTER THE CONSENT EXPIRATION TIME WILL RECEIVE ONLY THE EXCHANGE CONSIDERATION IN THE EXCHANGE OFFER. THE TOTAL CONSIDERATION WILL ONLY BE PAID IF THE EXCHANGE OFFER IS SUCCESSFULLY CONSUMMATED.

        If you hold your Senior Notes in physical form you should return this Ballot to the Voting Agent. Your Ballot must be ACTUALLY RECEIVED by the Voting Agent on or prior to the Voting Deadline. Please note that once your Senior Notes have been tendered in the Exchange Offer, you will not be able to trade your Senior Notes.

        If you hold your Senior Notes in book-entry form you should return this Ballot to your Nominee, which will instruct KCC (the "Voting Agent") to cast your vote in accordance with your instructions. By providing instructions to your Nominee holding your Senior Notes in the form of this Ballot and in the Letter of Transmittal, you are requesting that your Nominee (1) tender the underlying Senior Notes on your behalf in accordance with the instructions you provided, and (2) execute a master ballot on your behalf that reflects your instructions on this Ballot and in the Letter of Transmittal with respect to the Prepackaged Plan (a "Master Ballot"). All Master Ballots must be ACTUALLY RECEIVED by the Voting Agent prior to the expiration of the Voting Deadline. Please note that once your Senior Notes have been tendered in the Exchange Offer, you will not be able to trade your Senior Notes.

        Withdrawals from the Exchange Offer will only be permitted as set forth in the Offer to Exchange and Disclosure Statement. Holders who elect Option 1 below (tender into the Exchange Offer; vote to accept the Prepackaged Plan) will not be permitted to withdraw from the Exchange Offer or modify votes to accept or reject the Prepackaged Plan after the Withdrawal Deadline (as defined in the Offer to Exchange and Disclosure Statement). Holders who elect either Option 2(not tender into the Exchange Offer; vote to accept the Prepackaged Plan) or Option 3 below (not tender into the Exchange Offer; vote to reject the Prepackaged Plan) may modify votes to accept or reject the Prepackaged Plan at any time prior to the Voting Deadline. A validly submitted Ballot may be revoked and a holder may modify its vote by causing the delivery of a new Ballot to the Voting Agent, or to you nominee in sufficient time to allow your nomine to process your instructions by the Withdrawal Deadline or the Voting Deadline, as applicable.

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 INSTRUCTIONS FOR COMPLETING THE BALLOT TO VOTE ON THE PREPACKAGED PLAN

        Colt is soliciting the votes of holders of Senior Notes on the Prepackaged Plan described in the Offer to Exchange and Disclosure Statement accompanying this Ballot. Please review the Offer to Exchange and Disclosure Statement carefully before you complete and return this Ballot. Unless otherwise defined, capitalized terms used in this Ballot have the meanings ascribed to them in the Offer to Exchange and Disclosure Statement or Prepackaged Plan.

        This Ballot does not constitute and will not be deemed to constitute (a) a proof of claim or (b) an admission by Colt of the nature, validity, priority or amount of any claim.

        You may not split your vote. You must vote the entire claim that you hold to accept or to reject the Prepackaged Plan. You will be deemed to have voted the full amount of your claim in your vote. You must vote all your claims within a single class to either accept or reject the Prepackaged Plan. Please consult the "Summary of the Prepackaged Plan" in the Offer to Exchange and Disclosure Statement for a description of the Prepackaged Plan classes.

        To ensure your vote on the Prepackaged Plan is counted, you must complete, sign, and return this Ballot to (A) if you hold your Senior Notes in book-entry form, your Nominee (i) at the address set forth on the enclosed pre-addressed envelope, (ii) by hand delivery or overnight courier address to your Nominee, (iii) by following the instructions provided by your nominee, or (B) if you hold your Senior Notes in physical form you should return this Ballot to the Voting Agent at the address set forth on the back cover of this Ballot. The method of delivery of this Ballot and all other required documents is at the option and sole risk of the holder of Senior Notes, and the delivery will be deemed made only when actually received by the Nominee or the Voting Agent, as applicable. If delivery is by mail, registered mail with return receipt requested, properly insured or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        This Ballot should be sent only to the Nominee or Voting Agent, as applicable, and not to Colt. Unsigned Ballots will not be counted. All Master Ballots prepared by Nominees must be RECEIVED by the Voting Agent by the Voting Deadline. Accordingly, you must return your instructions to your Nominee in sufficient time to enable your Nominee to complete the Master Ballot and deliver it to the Voting Agent by the Voting Deadline.

        If a Ballot or Master Ballot is received after the Voting Deadline it may not be counted as a vote to accept or reject the Prepackaged Plan. Except as otherwise provided herein, for holders of Senior Notes in book-entry form, the delivery of a Ballot will be deemed made only when the executed Master Ballot is actually received by the Voting Agent. . Except as otherwise provided herein, for holders of Senior Notes in physical form, the delivery of a Ballot will be deemed made only when the executed Ballot is actually received by the Voting Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Ballot or Master Ballot should be sent to Colt, any indenture trustee, transfer agent, or financial or legal advisor of Colt.

  To complete the Ballot properly, take the following steps:

        (a)   Complete Item 1.

        (b)   Complete Item 2. Cast your vote with respect to the Prepackaged Plan by checking one of the boxes in Item 2.

        Your options with respect to voting to accept or reject the Prepackaged Plan are as follows:

        OPTION 1.    elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        OPTION 2.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

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        OPTION 3.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to REJECT the Prepackaged Plan.

        OPTION 4.    elect to TAKE NO ACTION; elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; NOT VOTE on the Prepackaged Plan.

        (c)   Ballots that are signed and returned, but do not expressly indicate a vote to accept or reject the Prepackaged Plan will not be counted for purposes of determining whether Class 5 has accepted or rejected the Prepackaged Plan.

        (d)   If you vote to reject the Prepackaged Plan or abstain from voting, indicate in Item 3 whether you elect to opt-out of the releases provided for in Sections 10.4 and 10.5 of the Prepackaged Plan. If you submit your Ballot without the box in Item 3 checked, you will be deemed to consent to the releases, injunctions, and exculpation in Sections 10.4 and 10.5 of the Prepackaged Plan to the fullest extent permitted by applicable law.

        (e)   Review Item 4 carefully.

        (f)    Sign and date your Ballot. Your signature is required in order for your vote and elections to be counted. If the Senior Note(s) voted with this Ballot is/are held by a partnership, the Ballot should be executed in the name of the partnership by a general partner. If the Senior Note(s) is/are held by a corporation, the Ballot must be executed by an officer.

        (g)   If you believe that you have received the wrong Ballot, please immediately contact the Voting Agent, KCC, at 888-251-3076 (toll-free North America) or 917-281-4800 (direct-dial toll international).

        (h)   If you are completing this Ballot on behalf of another person or entity, indicate your relationship with that person or entity and the capacity in which you are signing.

        (i)    Provide your name and mailing address if (i) different from the printed address that appears on the Ballot or (ii) no pre-printed address appears on the Ballot.

        (j)    Communicate your instructions or return your Ballot to your Nominee using the enclosed return envelope or by following the instructions provided by your Nominee if you hold your Senior Notes in book-entry form, or to the Voting Agent if you hold your Senior Notes in physical form.

Please Return Your Ballot Promptly!

If you have any questions regarding this Ballot
or the voting or election procedures, please call the Voting Agent, KCC, promptly at 888-251-3076 (toll-free North America) or 917-281-4800 (direct-dial toll international).

        (k)   You may receive multiple mailings containing Ballots. You should vote each Ballot that you receive for all of the claims that you hold.

Item 1.    Amount of Claim.

        The undersigned certifies that as of the date of this Ballot, the undersigned was the holder (or authorized signatory) of Senior Notes Claims in the following principal amount (do not include interest) against Colt (If you do not know the principal amount of Senior Notes held, please contact your Nominee immediately):

Principal Amount of Senior Notes Claims

$

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Item 2.    Vote On Prepackaged Plan.

        Please note that each holder of Senior Notes must vote all of its Senior Notes within a class in a consistent fashion, and may not split the vote with respect to the Prepackaged Plan.

THE OPTIONS ARE AS FOLLOWS (please check one):

        ☐     OPTION 1.    elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        ☐     OPTION 2.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        ☐     OPTION 3.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to REJECT the Prepackaged Plan.

        ☐     OPTION 4.    elect to TAKE NO ACTION; elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; NOT VOTE on the Prepackaged Plan.

        In order for a holder's vote for Option 1 to be valid, the holder must separately also validly tender and not validly withdraw its Senior Notes in the Exchange Offer and validly delivery and not validly revoke its Consent in the Solicitation of Consents pursuant to the terms and conditions described in the Offer to Exchange and Disclosure Statement and the Letter of Transmittal.

        A vote to accept the Prepackaged Plan constitutes your consent to the release, injunction and exculpation provisions in Sections 10.4 and 10.5 of the Prepackaged Plan. If you vote to reject the Prepackaged Plan and do not indicate your preference to opt out of the release, injunction, and exculpation provisions contained in Sections 10.4 and 10.5 of the Prepackaged Plan you will be deemed to consent to the release, injunction, and exculpation provisions contained in the foregoing sections.

        By providing instructions to their Nominees holding their Senior Notes, holders of Senior Notes are directing that their Nominee execute a Master Ballot on behalf of the holder of Senior Notes that reflects their instructions with respect to the Prepackaged Plan (including such holder's exercise or non-exercise of the right to opt out of the releases, injunctions and exculpations set forth in Sections 10.4 and 10.5 of the Prepackaged Plan).

Item 3.    Releases

        COMPLETE THIS ITEM 3 ONLY IF YOU VOTED TO REJECT THE PREPACKAGED PLAN OR DID NOT VOTE TO EITHER ACCEPT OR REJECT THE PREPACKAGED PLAN DESCRIBED IN ITEM 2 ABOVE.

        Check this box if you elect to opt-out of the release, injunction and exculpation provisions provided for in Sections 10.4 and 10.5 of the Prepackaged Plan. If you submit your Ballot without the box in Item 3 checked, you will be deemed to consent to the releases to the fullest extent permitted by applicable law.

        The undersigned holder of Senior Notes in the amount set forth in Item 1 above hereby:

        ☐     Elects to Opt-Out of the release, injunction and exculpation provisions provided for in Sections 10.4 and 10.5 of the Prepackaged Plan.

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Item 4.    Certifications for Vote on Plan

        By completing and submitting this Ballot, you acknowledge (1) that the solicitation of votes to accept or reject the Prepackaged Plan is subject to all the terms and conditions set forth in the Offer to Exchange and Disclosure Statement, (2) that you have received a copy of the Offer to Exchange and Disclosure Statement, (3) that the vote on the Prepackaged Plan is being made pursuant to the terms and conditions set forth therein, (4) that if you vote to accept the Prepackaged Plan you will be deemed to consent to the releases, injunctions, and exculpation provisions specified in Sections 10.4 and 10.5of the Prepackaged Plan, and (5) that you will also be deemed to accept the releases, injunctions, and exculpation provisions specified in Sections 10.4 and 10.5 of the Prepackaged Plan if you vote to reject the Prepackaged Plan or abstain from voting on the Prepackaged Plan and do not opt out of the releases, injunctions and exculpations by checking the box in Item 3 above.

Name of Holder of Senior Notes:

Signature:

Print or Type Name:

Title (if appropriate):

Address:

Telephone Number:

Date:

        NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL MAKE YOU OR ANY OTHER PERSON AN AGENT OF COLT OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PREPACKAGED PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH. THIS BALLOT SHALL NOT CONSTITUTE OR BE DEEMED TO CONSTITUTE (A) A PROOF OF CLAIM OR (B) AN ADMISSION BY COLT OF THE NATURE, VALIDITY, PRIORITY OR AMOUNT OF ANY CLAIM.

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VOTING DEADLINE

The Voting Deadline for holders of Senior Notes is midnight, New York City time, on May 11, 2015 unless the solicitation of acceptances of the Prepackaged Plan is extended by Colt . The Ballots must be returned to your Nominee with sufficient time to permit the Master Ballots to be returned to the Voting Agent prior to the Voting Deadline.

The Voting Agent is:
KCC

Colt Ballot Processing Center
c/o KCC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
866-251-3076 (toll-free North America)
917-281-4800 (direct-dial toll international)

ADDITIONAL INFORMATION

If you have any questions regarding the voting process you should contact KCC.

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 No person has been authorized to give any information or advice, or to make any representation, other than what is contained in the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement.

MASTER BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED PLAN OF REORGANIZATION OF COLT DEFENSE LLC, ET AL.

THIS MASTER BALLOT IS EXCLUSIVELY FOR USE BY HOLDERS IN CLASS 5—SENIOR NOTES CLAIMS

        On April 14, 2015, Colt Defense LLC ("Colt Defense") and Colt Finance Corp., Colt Defense's wholly owned subsidiary ("Colt Finance" and, together with Colt Defense, "Colt")) commenced a solicitation whereby Colt Defense and Colt Finance are offering to exchange (the "Exchange Offer") Colt's 10.0% Junior Priority Senior Secured Notes due 2023 (the "New Notes") and the related subsidiary guarantees for any and all of Colt's validly tendered (and not validly withdrawn) and accepted outstanding 8.75% Senior Notes due 2017 (the "Senior Notes"). Colt Defense and certain of its subsidiaries (collectively, "Colt") are concurrently soliciting acceptances from holders of Senior Notes of the prepackaged chapter 11 plan of reorganization (the "Prepackaged Plan") attached as Appendix A to the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan (the "Offer to Exchange and Disclosure Statement"). In conjunction with the Exchange Offer, and on the terms and subject to the conditions set forth in the Offer to Exchange and Disclosure Statement, on April 14, 2015, Colt also commenced a solicitation of (the "Consent Solicitation") consents (the "Consents") from holders of Senior Notes to certain proposed amendments (the "Proposed Amendments") to the indenture governing the Senior Notes. The Exchange Offer, the Consent Solicitation and the Prepackaged Plan are explained in greater detail in the Offer to Exchange and Disclosure Statement.

        As discussed in the Offer to Exchange and Disclosure Statement, Colt may commence chapter 11 cases under title 11 of the United States Code (the "Bankruptcy Code") to effectuate confirmation and consummation of the Prepackaged Plan if: (a) the conditions to the Exchange Offer, including the Minimum Reorganization Condition (as defined in the Offer to Exchange and Disclosure Statement), are not satisfied or waived by Colt in its sole discretion, and/or (b) Colt for any reason determines that commencement of such chapter 11 prepackaged cases would be more advantageous or expeditious.

        Holders of Senior Notes' instructions with respect to the Senior Notes Claims in connection with the Prepackaged Plan are to be relayed to you, as the bank, broker, or other dealer (the "Nominee") holding the Senior Notes on their behalf. Your firm will need to tender your clients' underlying Senior Notes on their behalf, should they be tendering in the Exchange Offer, in accordance with their instructions. Notes will need to be tendered into the appropriate "contra" CUSIP through the Depository Trust Company ("DTC"). There are four different options in connection with the Exchange Offer and Prepackaged Plan, which are outlined in greater detail below.

        This master ballot (the "Master Ballot") was designed to transmit the voting selections of your clients (i.e., the beneficial holders of the Senior Notes) to the Voting Agent (as defined below). By providing instructions to your firm, the beneficial holders of the Senior Notes (each, a "Holder") are requesting that you execute a Master Ballot on their behalf that reflects their instructions with respect to the Prepackaged Plan. You are required to return a Master Ballot reflecting the corresponding instructions for all Holders that have provided voting instructions to you on the Prepackaged Plan.

        Please note that the Prepackaged Plan contemplates separate classes of creditors for voting and distribution purposes. The Offer to Exchange and Disclosure Statement sets forth a description of the Prepackaged Plan classes in the "Summary of the Prepackaged Plan."

        Please note that a Holder that gives an instruction to tender into in the Exchange Offer must also vote to accept the Prepackaged Plan. If a holder does not vote to accept the Prepackaged Plan by following the procedures detailed herein, including by providing instructions to you to include in the delivery of a Master Ballot by you as the nominee, in sufficient time to have it processed, the tender of such holder's Senior Notes for the Exchange Offer will be deemed not valid.

        Please read and follow these instructions carefully. THE EXCHANGE OFFER AND THE SOLICITATION OF CONSENTS (AS DEFINED IN THE OFFER TO EXCHANGE DISCLOSURE STATEMENT) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015 UNLESS THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS ARE EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). VOTES TO ACCEPT OR REJECT THE PREPACKAGED PLAN MUST BE RECEIVED ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015 UNLESS THE SOLICITATION OF ACCEPTANCES OF THE PREPACKAGED PLAN IS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "VOTING DEADLINE"). HOLDERS WHO DESIRE TO RECEIVE THE TOTAL CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), WHICH CONSISTS OF THE EXCHANGE CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) AND THE CONSENT PAYMENT (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), IN THE EXCHANGE OFFER MUST TENDER THEIR SENIOR NOTES, DELIVER THEIR CONSENTS AND VOTE TO ACCEPT THE PREPACKAGED PLAN ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015, UNLESS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT EXPIRATION TIME"). HOLDERS WHO TENDER THEIR SENIOR NOTES, DELIVER THEIR CONSENTS AND VOTE TO ACCEPT THE PREPACKAGED PLAN AFTER THE CONSENT EXPIRATION TIME WILL RECEIVE ONLY THE EXCHANGE CONSIDERATION IN THE EXCHANGE OFFER. THE TOTAL CONSIDERATION WILL ONLY BE PAID IF THE EXCHANGE OFFER IS SUCCESSFULLY CONSUMMATED.

        Withdrawals from the Exchange Offer will only be permitted as set forth in the Offer to Exchange and Disclosure Statement. Holders who elected Option 1 below (tender into the Exchange Offer; vote to accept the Prepackaged Plan) will not be permitted to withdraw from the Exchange Offer or modify votes to accept or reject the Prepackaged Plan after the Withdrawal Deadline (as defined in the Offer to Exchange and Disclosure Statement). Holders who elected Option 2(not tender into the Exchange Offer; vote to accept the Prepackaged Plan) or Option 3 below (not tender into the Exchange Offer; vote to reject the Prepackaged Plan) may modify votes to accept or reject the Prepackaged Plan at any time prior to the Voting Deadline. A validly submitted Ballot may be revoked and a holder may modify its vote by causing the delivery of a new Ballot to the Voting Agent by the Withdrawal Deadline or the Voting Deadline, as applicable.

 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

        Colt is soliciting the votes of Holders of Senior Notes on the Prepackaged Plan described in the Offer to Exchange and Disclosure Statement accompanying this Ballot. Please review the Offer to Exchange and Disclosure Statement carefully before you complete and return this Ballot. Unless otherwise defined, capitalized terms used in this Ballot have the meanings ascribed to them in the Offer to Exchange and Disclosure Statement or Prepackaged Plan.

DEADLINES:

  1.
  Consent Expiration Time is midnight, New York City Time, on May 11, 2015, unless extended by Colt, for Holders who wish to receive the Consent Payment to TENDER in the Exchange Offer;

  2.
  Withdrawal Deadline is midnight, New York City Time, on May 11, 2015, unless extended by Colt, for Holders who previously TENDERED into the Exchange Offer and voted to ACCEPT the Prepackaged Plan and wish to withdraw from the Exchange Offer or modify votes to accept the Prepackaged Plan;

  3.
  Voting Deadline is midnight, New York City Time, on May 11, 2015, unless extended by Colt;

  4.
  Master Ballot Deadline midnight, New York City Time, on May 11, 2015, unless extended by Colt, for you to EMAIL the Master Ballot to the Voting Agent (such time and date, as the same may be extended, the "Master Ballot Deadline"); and

  5.
  Deadline for the ORIGINAL Master Ballot is 5:00 p.m. (New York City Time) on May 13, 2015, unless extended by Colt, to be received by the Voting Agent (such time and date, as the same may extended, the "Original Master Ballot Deadline").

        Complete, sign, and date this Master Ballot and return it so that it is received in electronic format via electronic mail on or prior to the Master Ballot Deadline by KCC (the "Voting Agent"). The ORIGINAL Master Ballot must be received by the Voting Agent on or prior to the Original Master Ballot Deadline. If this Master Ballot (and any attachments thereto) is not completed, signed, and timely received by the Master Ballot Deadline, the votes transmitted hereby will not be counted and your client's elections may be reversed.

        The email address for returning Master Ballots with attached holder instructions on the Master Ballot Deadline is: ColtInfo@kccllc.com.

        The street address for returning ORIGINAL Master Ballots on or prior to the Original Master Ballot Deadline is:

KCC
Attn: Colt Ballot Tabulation
1290 Avenue of the Americas,
9th Floor New York, NY 10104
Telephone: 917-281-4800

HOW TO VOTE:

        1.     If you are transmitting the votes of any holders of Senior Notes, including yourself, you must:

          (a)   Deliver the Offer to Exchange and Disclosure Statement and take any action required to enable each holder of Senior Notes to (i) review the Offer to Exchange and Disclosure Statement and Ballot annexed thereto to determine how they wish to vote and (ii) return their instructions to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Master Ballot Deadline and deliver the original Master Ballot to the Voting Agent prior to the Original Master Ballot Deadline.

          (b)   With regard to any Holder participating in the Exchange Offer and voting to accept the Prepackaged Plan, you must (x) TENDER the Senior Notes of each Holder who provided such instructions to you by the Consent Time or Voting Deadline into the appropriate "contra" CUSIP in accordance with DTC procedures, (y) execute the Master Ballot so as to reflect the instructions given to you by the Holders for whom you hold Senior Notes, and (z) forward the Master Ballots (and any necessary schedules) to the Voting Agent by the applicable Master Ballot Deadline.

        2.     To complete the Master Ballot properly, take the following steps:

          (a)   Provide appropriate information for each of the items on the Master Ballot. Vote as instructed by the holder of Senior Notes with respect to Option 1, Option 2, Option 3, or Option 4. Do not record any vote for a holder of Senior Notes that failed to provide a timely voting instruction. Please provide information for each individual holder of Senior Notes for whom you are voting Senior Notes. If necessary, you may attach the information required by Item 3 in the form of supplemental pages containing the same information required below. Please indicate in Item 3 whether a holder of Senior Notes that has either voted to reject the Prepackaged Plan or has abstained from voting has elected to opt-out of the release, injunction and exculpation provisions provided for in Sections 10.4 and 10.5 of the Prepackaged Plan by placing an "x" in the appropriate column.

          (b)   Read item 4 carefully.

          (c)   Sign and date your Master Ballot.

          (d)   Provide your name and mailing address.

          (e)   Deliver your Master Ballot (and any attachments thereto) to the Voting Agent before the applicable Voting Deadline.

        PLEASE NOTE:    No Ballot or Master Ballot constitutes or will be deemed to constitute (a) a proof of claim or equity interest or (b) an admission by Colt of the nature, validity, priority or amount of any claim or equity interest.

        Item 1.    Certification of Authority To Vote.    The undersigned certifies that the undersigned was a bank, broker, or other accountholder for the holder of Senior Notes of the aggregate amount of Senior Notes listed in Item 3 below, and is the registered or record holder of the securities (whether through a securities depository or otherwise), and accordingly, has full power and authority to vote to accept or reject the Prepackaged Plan on behalf of the holder of Senior Notes described in Item 3.

        Item 2.    Voting Procedures.

HOLDERS OF SENIOR NOTES HAVE FOUR OPTIONS, AS FOLLOWS:

        OPTION 1.    elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        OPTION 2.    elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan.

        OPTION 3.    elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to REJECT the Prepackaged Plan.

        A vote to accept the Prepackaged Plan constitutes the Holder's consent to the release, injunction and exculpation provisions specified in Sections 10.4 and 10.5 of the Prepackaged Plan. Holders who vote to reject the Prepackaged Plan or who abstain from voting on the Prepackaged Plan will also be deemed to consent to the release, injunction and exculpation provisions specified in Sections 10.4 and 10.5 of the Prepackaged Plan unless such holders opt-out of the release, injunction and exculpation provisions by checking the box provided in the Ballot.

        FOR THOSE CLIENTS' INSTRUCTING UNDER OPTION 1,YOU MUST (1) TENDER THE UNDERLYING BONDS INTO THE APPROPRIATE CONTRA CUSIP IN ACCORDANCE WITH DTC PROCEDURES AND IN ACCORDANCE WITH EACH CLIENT'S INSTRUCTIONS, AND (2) EXECUTE AND RETURN THE MASTER BALLOT TO THE VOTING AGENT REFLECTING THE INSTRUCTIONS RECEIVED FROM ALL SUCH CLIENTS BY THE APPLICABLE MASTER BALLOT DEADLINE.

        FOR THOSE CLIENTS' INSTRUCTING UNDER OPTION 2 OR OPTION 3, YOU MUST EXECUTE AND RETURN THE MASTER BALLOT TO THE VOTING AGENT REFLECTING THE INSTRUCTIONS RECEIVED FROM ALL SUCH CLIENTS BY THE APPLICABLE MASTER BALLOT DEADLINE.

        HOLDERS OF SENIOR NOTES MAY ALSO INSTRUCT THEIR NOMINEE WITH RESPECT TO A FOURTH OPTION, which is also the default option for those holders that do not provide any instructions:

        OPTION 4.    elect to TAKE NO ACTION; elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; NOT VOTE on the Prepackaged Plan.

        PLEASE NOTE THAT HOLDERS OF SENIOR NOTES THAT INSTRUCT THEIR NOMINEE TO TAKE NO ACTION ON THEIR BEHALF, OR FAIL TO PROVIDE TIMELY INSTRUCTIONS, MAY NEVERTHELESS BE BOUND BY THE TERMS OF THE PREPACKAGED PLAN IF THE PLAN IS CONSUMMATED. HOLDERS OF SENIOR NOTES THAT INSTRUCT THEIR NOMINEE TO TAKE NO ACTION IN RESPECT OF THE PREPACKAGED PLAN WILL ALSO BE BOUND BY THE RELEASES, INJUNCTIONS, AND EXCULPATION SET FORTH IN SECTIONS 10.4 AND 10.5 OF THE PREPACKAGED PLAN UNLESS SUCH HOLDERS OPT-OUT OF THE RELEASES, INJUNCTIONS AND EXCULPATIONS BY CHECKING THE BOX PROVIDED IN THE BALLOT.

        Item 3.    Votes Cast on the Prepackaged Plan.    The undersigned transmits the following votes of the holder of Senior Notes in respect of their Senior Notes and certifies that the following holders of Senior Notes, as identified by their respective customer account numbers set forth below, are holders of those securities as of the date of this Master Ballot and have delivered to the undersigned instructions casting such votes. Indicate, in the appropriate column the name or account number of the holder of Senior Notes and the aggregate face amount voted for each account, or attach such information to this Master Ballot, in the form of the following tables.

        Please note that you must vote all the Senior Notes owned by such holder of Senior Notes. For purposes of tendering and tabulating the vote, each holder of Senior Notes who votes should be deemed to have voted the full amount of Senior Notes owned by such holder according to your records. A holder of Senior Notes may not split the vote and, accordingly, a holder of Senior Notes that has provided instructions that partially accepts and partially rejects the Prepackaged Plan and/or partially takes no action may not be counted.

        OPTION 1—Holders that instructed you that they wish to take Option 1 (elect to TENDER in the Exchange Offer; elect to CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan).

Holder Account Number	Face Amount of Senior Notes	VOI Number

1.

2.

3.

4.

5.

        OPTION 2—Holders that instructed you that they wish to take Option 2 (elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to ACCEPT the Prepackaged Plan).

Holder Account Number	Face Amount of Senior Notes

1.

2.

3.

4.

5.

        OPTION 3—Holders that instructed you that they wish to take Option 3 (elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; vote to REJECT the Prepackaged Plan).

Holder of Senior Notes' Account Number	Face Amount of Senior Notes	Election to Opt-Out of Releases, Injunctions and Exculpations

1.

2.

3.

4.

5.

        OPTION 4—Holders that instructed you that they wish to take Option 4 (elect to TAKE NO ACTION; elect to NOT TENDER in the Exchange Offer; elect to NOT CONSENT to the Proposed Amendments; NOT VOTE on the Prepackaged Plan).

Holder of Senior Notes' Account Number	Face Amount of Senior Notes	Election to Opt-Out of Releases, Injunctions and Exculpations

1.

2.

3.

4.

5.

        Item 4.    By signing this Master Ballot, the undersigned certifies (i) that each holder of Senior Notes whose votes are being transmitted by this Master Ballot has received copies of the Offer to Exchange and Disclosure Statement (including the exhibits thereto), and (ii) that the undersigned has received instructions from each holder of Senior Notes whose vote is transmitted by this Master Ballot in accordance with the option selected.

Name of Bank, Broker, or Other Nominee or Accountholder:

Participant Number:
Name of Voter:
Signature:
Print or Type Name:
Title (if appropriate):
Address:
Telephone Number:
Email:
Date:

        NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL MAKE YOU OR ANY OTHER PERSON AN AGENT OF COLT OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PREPACKAGED PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH. NO HOLDER OF SENIOR NOTES' BALLOT OR MASTER BALLOT SHALL CONSTITUTE OR BE DEEMED TO CONSTITUTE (A) A PROOF OF CLAIM OR (B) AN ADMISSION BY COLT OF THE NATURE, VALIDITY, PRIORITY OR AMOUNT OF ANY CLAIM. THIS MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY OTHER PURPOSE THAN TO CAST VOTES TO ACCEPT OR REJECT THE PREPACKAGED PLAN.

DEADLINES

1.
Consent Expiration Time is midnight, New York City Time, on May 11, 2015, unless extended by Colt, for Holders who wish to receive the Consent Payment to TENDER in the Exchange Offer;

2.
Withdrawal Deadline is midnight, New York City Time, on May 11, 2015, unless extended by Colt, for Holders who previously TENDERED into the Exchange Offer and voted to ACCEPT the Prepackaged Plan and wish to withdraw from the Exchange Offer or modify votes to accept the Prepackaged Plan;

3.
Voting Deadline is midnight, New York City Time, on May 11, 2015, unless extended by Colt;

4.
Master Ballot Deadline midnight, New York City Time, on May 11, 2015, unless extended by Colt, for you to EMAIL the Master Ballot to the Voting Agent; and

5.
Original Master Ballot is 5:00 p.m. (New York City Time) on May 13, 2015, unless extended by Colt, to be received by the Voting Agent.

ADDITIONAL INFORMATION

        If you have any questions regarding the Master Ballot or the voting procedures, please call the Voting Agent, KCC at: (917) 281-4800.

QuickLinks

Form of Ballots
No person has been authorized to give any information or advice, or to make any representation, other than what is contained in the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement.
BENEFICIAL BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED PLAN OF REORGANIZATION OF COLT DEFENSE LLC, ET AL.
THIS BALLOT IS EXCLUSIVELY FOR USE BY HOLDERS IN CLASS 5—SENIOR NOTES CLAIMS
INSTRUCTIONS FOR COMPLETING THE BALLOT TO VOTE ON THE PREPACKAGED PLAN
Please Return Your Ballot Promptly!
If you have any questions regarding this Ballot or the voting or election procedures, please call the Voting Agent, KCC, promptly at 888-251-3076 (toll-free North America) or 917-281-4800 (direct-dial toll international).
  Item 1. Amount of Claim.
  Item 2. Vote On Prepackaged Plan.
  Item 3. Releases
  Item 4. Certifications for Vote on Plan
No person has been authorized to give any information or advice, or to make any representation, other than what is contained in the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement. MASTER BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED PLAN OF REORGANIZATION OF COLT DEFENSE LLC, ET AL. THIS MASTER BALLOT IS EXCLUSIVELY FOR USE BY HOLDERS IN CLASS 5—SENIOR NOTES CLAIMS
INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT
DEADLINES
ADDITIONAL INFORMATION